Oppenheimer Rochester New Jersey Municipal Fund
a series of Oppenheimer Multi-State Municipal Trust
N-SAR Exhibit – Item 77I

Oppenheimer Rochester New Jersey Municipal Fund (the “Registrant”), a series of a Delaware statutory trust, was formerly organized as Oppenheimer Rochester New Jersey Municipal Fund, a series of a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2013 (Accession Number 0000728889-13-000623) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.

Oppenheimer Rochester Pennsylvania Municipal Fund
a series of Oppenheimer Multi-State Municipal Trust
N-SAR Exhibit – Item 77I

Oppenheimer Rochester Pennsylvania Municipal Fund (the “Registrant”), a series of a Delaware statutory trust, was formerly organized as Oppenheimer Rochester Pennsylvania Municipal Fund, a series of a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2013 (Accession Number 0000728889-13-000623) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.

Oppenheimer Rochester High Yield Municipal Fund
a series of Oppenheimer Multi-State Municipal Trust

N-SAR Exhibit – Item 77I

Oppenheimer Rochester High Yield Municipal Fund (the “Registrant”), a series of a Delaware statutory trust, was formerly organized as Oppenheimer Rochester High Yield Municipal Fund, a series of a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2013 (Accession Number 0000728889-13-000623) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.